UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 8, 2004

                             GRANT PARK FUTURES FUND
                               LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

                     ILLINOIS                              000-50316                     36-3596839
           (State or other jurisdiction             (Commission file number)          (I.R.S. employer
                of incorporation)                                                    identification no.)

     C/O DEARBORN CAPITAL MANAGEMENT, L.L.C.                                                60661
        550 WEST JACKSON BLVD., SUITE 1300                                               (Zip Code)
                CHICAGO, ILLINOIS
     (Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 756-4450

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.
            ------------------------

         Attached as Exhibit 99.1 is a copy of the Weekly Commentary for the week ended September 3, 2004 of Grant Park Futures Fund Limited Partnership, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GRANT PARK FUTURES FUND LIMITED PARTNERSHIP

                                  BY: DEARBORN CAPITAL MANAGEMENT, L.L.C.
Date:  September 8, 2004              its General Partner

                                  By: /s/ Maureen O'Rourke
                                     -------------------------------------------
                                      Maureen O'Rourke
                                      Chief Financial Officer


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


                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

99.1     Weekly Commentary for the Week Ended September 3, 2004


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